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                                                                   EXHIBIT 10(c)



                             AMENDED AND RESTATED
                                 TIDEWATER INC.
                             1992 STOCK OPTION AND
                             RESTRICTED STOCK PLAN

                           (EFFECTIVE JULY 27, 2000)


     WHEREAS, Tidewater Inc., a Delaware Corporation (the "Company") restated the Tidewater Inc. Stock Option and Restricted Stock Plan (the "Plan") effective August 15, 1996;

     WHEREAS, the Company amended the Plan effective October 1, 1999, and

     WHEREAS, the Company wishes to further amend the Plan to extend the post-retirement exercise period of options granted in 1996 to non-employee directors under the Plan and to restate the plan;

     NOW, THEREFORE, pursuant to the power reserved to the Board in Section 21 of the Plan, Section 11 of the Plan entitled "Automatic Grants to Non-Employee Directors" is hereby amended to read as set forth herein and, as amended, the Plan is hereby restated to reflect all amendments and to read in its entirety as follows:

     1.  PURPOSE

         The purpose of the 1992 Stock Option and Restricted Stock Plan (the "Plan") is to promote the interests of Tidewater Inc. (the "Company") and its shareholders by attracting and retaining directors and key employees capable of furthering the future success of the Company and by providing such persons an additional incentive through stock ownership to continue and increase their efforts with respect to the Company or its subsidiaries. The Plan provides for granting such persons (a) options for the purchase of Common Shares of the Company (the "Shares") and (b) Shares which are both restricted as to transferability and subject to a substantial risk of forfeiture ("Restricted Shares").

     2.  ADMINISTRATION

         The Plan shall be administered by a committee (the "Committee") consisting of not less than two Directors appointed by the Board of Directors, each of whom shall (a) qualify as a "non-employee director" under Rule 16B-3 under the Securities Exchange Act of 1934, as in effect August 15, 1996 and (b) qualify as an "outside director under Section 162
     (m) of the Internal Revenue Code of 1986, as amended. Unless otherwise determined by the Board or required by the Plan, the Compensation Committee of the Board of Directors shall be the Committee. Subject to the limitations and conditions hereinafter set forth, the Committee shall have authority to grant options hereunder, to determine the number of Shares for which each option shall be granted and the option price or prices, to make awards of Restricted Shares, to determine the number of Restricted Shares to be granted, and to establish in its discretion the restrictions to

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     which any such Restricted Shares shall be subject. The Committee shall have full power to construe and interpret the Plan, to establish and amend rules for its administration, and to establish in its discretion terms and conditions applicable to the exercise of options and the grant of Restricted Shares.

     3.  SHARES SUBJECT TO THE PLAN

         The Shares to be transferred or sold pursuant to the grant of Restricted Shares or the exercise of options granted under the Plan shall be authorized Shares, and may be issued Shares reacquired by the Company and held in its treasury or may be authorized but unissued Shares. Subject to adjustment as provided in Section 19 hereof, the aggregate number of Shares to be granted as Restricted Shares or to be delivered upon the exercise of options granted under the Plan shall not exceed 2,200,000 shares.

         If an option expires or terminates for any reason during the term of the Plan and prior to the exercise in full of such option, or if Restricted Shares are forfeited as provided in the grant of such Shares, the number of Shares previously subject to but not delivered under such option or grant of Restricted Shares shall be available for the grant of options or Restricted Shares thereafter.

     4.  ELIGIBILITY

         Options or Restricted Shares may be granted from time to time to key employees, including officers, of the Company and any subsidiary ("eligible, employees"), as defined in this Section 4, and options shall be granted automatically to non-employee Directors as provided in Section 11 hereof. From time to time, the Committee shall designate from such eligible employees those who will be granted options or Restricted Shares and, in connection therewith, the number of Shares to be covered by each grant of options or Restricted Shares. Persons granted options are referred to hereinafter as "optionees," and persons granted Restricted Shares are referred to hereinafter as "grantees." Nothing in the Plan, or in any grant of options or Restricted Shares pursuant to the Plan, shall confer on any person any right to continue in the employ of the Company or any of its subsidiaries, nor in any way interfere with the right of the Company or any of its subsidiaries to terminate the person's employment at any time.

         The term "subsidiary" shall mean any corporation now existing or hereafter organized or acquired (other than the Company) 'in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations (including the Company) other than the last corporation in the unbroken chain owns stock possessing 40% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided that, for all purposes in connection with the grant or exercise of ISOs, as defined in
     Section 5 below, "50%" shall be substituted for "40%" in the above definition.

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                         PROVISIONS RELATING TO OPTIONS

     5.  Character of Options

         It is the intent of the Plan that options granted hereunder shall be incentive stock options ("ISOs") as such term is defined in Section 422A of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), to the extent and only to the extent that such options are so identified in writing in the stock option agreement relating thereto. All options not identified as ISOs at the time of grant are intended to be "nonqualified" or "nonstatutory" stock options which are not ISOs.

     6.  STOCK OPTION AGREEMENT

         Each option granted under the Plan shall be evidenced by a stock option agreement which shall be executed by the Company and by the person to whom the option is granted and which shall identify as an ISO any option intended to be such. The agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee.

     7.  LIMITATION ON ISO GRANTS

         The aggregate fair market value (determined on the date the ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

     8.  OPTION EXERCISE PRICE

         The price per Share to be paid by the optionee on the date an option is exercised shall be not less than the fair market value of one Share on the date the option is granted, provided that if the option granted is an ISO and if the optionee, on the date of the option grant, owns (within the meaning of Section 425 (d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary thereof, the price per Share to be paid by the optionee at the time an option is exercised shall be not less than 110W of the fair market value of one Share on the date the option is granted.

         For purposes of this Plan, the term "fair market value" of a Share shall be the closing selling price thereof on the consolidated transaction reporting system for New York Stock Exchange issues on the date of reference or, if no Shares are traded on that date, the most recent date on which Shares are traded, provided that such determination of fair market value for ISOs shall comply with regulations issued by the Secretary of the Treasury for the purposes of determining fair market value of securities subject to an ISO plan under Section 422A of the Code.

     9.  OPTION TERM

         The period after which options granted under the Plan may not be

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     exercised shall be determined by the Committee with respect to each option granted, but may not exceed ten years from the date on which the option is granted, subject to the third paragraph of Section 10 hereof, provided that in the case of any ISO granted to any optionee who, on the date of the option grant, owns (within the meaning of Section 425 (d) of the code) stock possessing more than 1O% of the total combined voting power of all classes of stock of the Company or any subsidiary thereof, the maximum such option period shall be five years rather than ten years.

     10.  EXERCISE OF OPTIONS

          The time or times at which or during which options granted under the Plan may be exercised, and any conditions pertaining to such exercise or to the vesting in the optionee of the right to exercise options, shall be determined by the Committee in its sole discretion.

          No option granted under the Plan shall be assignable or otherwise transferable by the optionee, either voluntarily or involuntarily, except
     (a) by will, (b) by the laws of descent and distribution, (c) in the case of non-qualified stock options only, if permitted by the Committee and so provided in the stock option agreement or an amendment thereto, (i) pursuant to a domestic relations order, (ii) to family members, a family partnership or trust for the benefit of family members, or (iii) a to charitable institutions.

          For employee optionees, an exercisable option shall lapse if an optionee's employment by the Company or a subsidiary is terminated for any reason other than death, disability, or retirement, provided that the option may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for such a period of time not to exceed one year, from the date of termination as the Committee shall specify. In the event of death, disability, or retirement, any options exercisable by the optionee at the time of his or her death, disability, or retirement may be exercised within one year thereafter by the optionee (or in the case of death by the person or persons to whom the optionee' s rights under the options shall pass by will or by the applicable law of descent and distribution), provided that more restrictive exercisability restrictions may be required to be met if the option is to be treated as an ISO. However, in no event may any option be exercised by anyone after the later of (a) the final date upon which the optionee could have exercised it had the optionee continued in the employment of the Company or its subsidiaries to such date, or (b) one year after the optionee's death.

          An option may be exercised only by a notice in writing complying in all respects with the applicable stock option agreement. Such notice may instruct the Company to deliver Shares due upon the exercise of the option to any registered broker or dealer approved by the Company (an "approved broker") in lieu of delivery to the optionee. Such instructions shall designate the account into which the Shares are to be deposited. The optionee may tender such notice, properly executed by the optionee, together with the aforementioned delivery instructions,

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

     to an approved broker. The purchase price of the Shares as to which an option is exercised shall be paid in cash or by check, except that the Committee may, in its discretion, allow such payment to be by surrender of unrestricted Shares (at their fair market value on the date of exercise), or by a combination of cash, check and unrestricted Shares.

          The obligation of the Company to deliver Shares upon such exercise shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be deemed appropriate by the Committee, including, among others, such steps as counsel for the Company shall deem necessary or appropriate to comply with requirements of relevant securities laws. Such obligation shall also be subject to the condition that the Shares reserved for issuance upon the exercise of options granted under the Plan shall have been duly listed on any national securities exchange which then constitutes the principal trading market for the Shares.

     11.  AUTOMATIC GRANTS TO NONEMPLOYEE DIRECTORS

          During each year of the term of this Plan, each Director who is not then an employee of the Company or any subsidiary shall receive on the date of the annual shareholders meeting options to purchase 1,000 Shares. Each such option shall have a term of ten years and must be exercised within one year of termination of service as a Director, except that, in the event of termination of Board service as a result of retirement (at age 65 or later or after having completed five or more years of service on the Board), options granted to non-employee Directors under the Plan on the day of the 1996 annual meeting of stockholders of the Company may be exercised within five years from the date of termination of Board service, but no later than ten years after the date of grant. Each such option shall become exercisable six months after the date of grant. The price per Share to be paid by the holder of such an option shall equal the fair market value of one Share on the date the option is granted. The purchase price of the Shares as to which such an option is exercised shall be paid only in cash or by certified or bank check. Any Director holding options granted under this Section 11 who is a member of the Committee shall not participate in any action of the Committee with respect to any claim or dispute involving such Director.

                    PROVISIONS RELATING TO RESTRICTED SHARES

     12.  GRANTING OF RESTRICTED SHARES

          The Committee may grant Restricted Shares to eligible employees at any time. In granting Restricted Shares, the Committee shall determine in its sole discretion the period or periods during which the restrictions on transferability applicable to such Shares will be in force (the "Restricted Period"). The Restricted Period may be the same for all such Shares granted at a particular time or to any one grantee or may be different with respect to different grantees or with respect to various of the Shares granted to the same grantee, all as determined by the Committee in its sole discretion.

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          Each grant of Restricted Shares under the Plan shall be evidenced by an agreement which shall be executed by the Company and by the person to whom the Restricted Shares are granted. The agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee.

     13.  RESTRICTIONS ON TRANSFERABILITY

          During the Restricted Period applicable to each grant of Restricted Shares, such Shares may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. Furthermore, a grantee's eventual right, if any, to such Shares may not be assigned or transferred except by will or by the laws of descent and distribution. The restrictions on the transferability of Restricted Shares imposed by this Section are referred to in this Plan as the "Transferability Restrictions."

     14.  DETERMINATION OF VESTING RESTRICTIONS

          With respect to each grant of Restricted Shares, the Committee shall determine in its sole discretion the restrictions on vesting which will apply to the Shares for the Restricted Period, which restrictions, as initially determined and as they may be modified pursuant to the Plan, are referred to hereinafter as the "Vesting Restrictions." By way of illustration but not by way of limitation, any such determination of Vesting Restrictions by the Committee may provide (a) that the grantee will not be entitled to any such Shares unless he or she is still employed by the Company or its subsidiaries at the end of the Restricted Period; (b) that the grantee will become vested in such Shares according to such schedule as the Committee may determine; (c) that the grantee will become vested in such Shares in any combination of the foregoing or under such other terms and conditions as the Committee in its sole discretion may determine; and (d) how any such Vesting Restrictions will be applied, modified or accelerated in the case of the grantee's death, total and permanent disability (as determined by the Committee), or retirement.

     15.  MANNER OF HOLDING AND DELIVERING RESTRICTED SHARES

          Unless the Committee shall otherwise determine, each certificate issued for Restricted Shares granted hereunder will be registered in the name of the grantee and will be held by the Company with a stock power executed in blank by the grantee covering such Shares. The certificates for such Shares will remain in the possession of the Company until the earlier of the end of the applicable Restricted Period or, if the Committee has provided for earlier termination of the Transferability Restrictions following a grantee's death, total and permanent disability, retirement, or earlier vesting of such Shares, such earlier termination of the Transferability Restrictions. At whichever time is applicable, the certificates representing the number of such Shares to which the grantee is then entitled will be delivered to the grantee free and clear of the Transferability Restrictions,

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     provided that in the case of a grantee who is not entitled to receive the full number of such Shares evidenced by the certificates then being released from escrow because of the application of the Vesting Restrictions, such certificates will be canceled, and anew certificate representing the Shares, if any, to which the grantee is entitled pursuant to the Vesting Restriction, will be issued and delivered to the grantee, free and clear of the Transferability Restrictions.

     16.  TRANSFER IN THE EVENT OF DEATH, DISABILITY OR RETIREMENT

          Notwithstanding a grantee's death, total and permanent disability, or retirement, the certificates for his or her Restricted Shares will remain in the possession of the Company and the Transferability Restrictions will continue to apply to such Shares unless the Committee determines otherwise. Upon the termination of the Transferability Restrictions, either upon any such determination by the Committee or at the end of the Applicable Restricted Period, as the case may be, the portion of such grantee's Restricted Shares to which he or she is entitled, determined pursuant to his or her applicable Vesting Restrictions, will be awarded and delivered to the grantee or to the person or persons to whom the grantee's rights, if any, to the Shares shall pass by will or by the applicable law of descent and distribution, as the case may be.

     17.  LIMITATIONS ON OBLIGATION TO DELIVER SHARES

          The Company shall not be obligated to deliver any Restricted Shares free and clear, of the Transferability Restrictions until the Company has satisfied itself that such delivery complies with all laws and regulations by which the Company is bound. Furthermore, prior to receiving delivery of any Restricted Shares free of the Transferability Restrictions, the grantee or other person entitled to receive such Shares must pay the Company an amount equal to the taxes, if any, which the Company is required to withhold due to such delivery.

                               GENERAL PROVISIONS

     18.  SHAREHOLDER RIGHTS

          Except for the Transferability Restrictions, a grantee of Restricted Shares shall have all the rights of a holder of the Shares, including the right to receive dividends paid on such Shares and the right to vote such Shares at meetings of shareholders of the Company. However, no optionee shall have any of the rights of a shareholder with respect to any Shares unless and until he or she has exercised his or her option with respect to such Shares and has paid the full purchase price therefor.

     19.  CHANGES IN SHARES

          The aggregate number of Shares for which options or Restricted Shares may be granted or options exercised, the maximum number of Shares which, with respect to any one person at any time, may be subject to restrictions or subject to

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     unexercised and outstanding options, and the number of Shares subject to each outstanding option or Restricted Share grant and option prices per share shall be subject to appropriate adjustment for any changes in the number of outstanding Shares resulting from a merger, recapitalization, stock exchange, stock split, stock dividend, corporate division or other change in the Company's corporate or capital structure.

     20.  CHANGE OF CONTROL

               (a) This Section 20 has been amended, effective October 1, 1999 (the "Amendment") to read as provided herein. However, to the extent that (and only to the extent that) any right to which a grantee of outstanding options or restricted stock under the Plan is entitled prior to the effective date of the Amendment (whether under the Plan, related agreements, amendments thereto, or interpretations by the Compensation Committee) would be detrimentally affected by the Amendment, the Amendment shall not apply. By way of illustration, and not limitation, the following interpretations of the Compensation Committee with respect to an "Acceleration Date", as defined in the Plan (and related agreements and amendments thereto) prior to the Amendment, remain in full force and effect: (i) the 30-day exercisability period following an Acceleration Date shall not be affected by the termination of employment of an optionee on the Acceleration Date or during such 30-day period, and (ii) all outstanding options, both non-qualified and incentive, shall be accelerated and become exercisable in full at the Acceleration Date (and to the extent, if any, required by section 422(d) of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), accelerated incentive stock options shall thereby become non-qualified stock options).

               (b) Notwithstanding any other provision of the Plan (or any provision of any agreement with respect to any grant hereunder), immediately prior to any Change of Control of the Company (as defined in Section 20(d) hereof), all stock options (whether non-qualified or incentive and whether granted to an employee or to a nonemployee Director) which are then outstanding hereunder shall become fully vested and exercisable and all Transferability Restrictions and Vesting Restrictions on Restricted Shares then outstanding hereunder shall automatically lapse and be deemed waived. As used in the immediately preceding sentence, "immediately prior" to the Change of Control shall mean sufficiently in advance of the Change of Control to permit the grantee to take all steps reasonably necessary (i) if an optionee, to exercise any such option fully and (ii) to deal with the Shares purchased under any such option and any formerly Restricted Shares on which restrictions have lapsed so that both types of Shares may be treated in the same manner in connection with the Change of Control as the Shares of other shareholders. To the extent, if any, required by section 422(d) of the Code, incentive stock options which become exercisable immediately prior to a Change of Control pursuant to this Section 20(b) shall thereby become non-qualified stock options. Notwithstanding any other provision of the Plan (or any provision of any agreement with respect to any grant hereunder), (i)

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          any stock option which becomes exercisable pursuant to this Section
          20(b) shall remain exercisable until the earlier of the end of the option term or the lapse of the option, and (ii) any lapse and deemed waiver of Transferability Restrictions and Vesting Restrictions on Restricted Shares pursuant to this Section 20(b) shall be a permanent lapse and deemed waiver of such restrictions.

               (c) If any corporation, person or other entity (other than the Company) makes a tender offer or exchange offer for shares of the Company's common stock pursuant to which purchases are made (an "Offer"), then from and after the date of the first purchase of the Company's common stock pursuant to the Offer (the "Acceleration Date"), all outstanding options shall automatically become fully exercisable and the Transferability Restrictions and Vesting Restrictions on Restricted Shares shall automatically be deemed waived by the Company, without the necessity of any action by any person, for a period of 30 calendar days following the Acceleration Date. Subject to the other provisions of this Section 20, following the expiration of the 30-day period, any options not exercised and any shares of the Company's common stock issued hereunder not tendered or exchanged shall again be subject to the terms and conditions applicable prior to the Offer."

               (d) As used in this Section 20, "Change of Control" shall mean:

               (i) the acquisition by any "Person" (as defined in Section 20(e) hereof) of "Beneficial Ownership" (as defined in Section 20(e) hereof) of 30% or more of the outstanding Shares of the Company's Common Stock, $0.10 par value per share (the "Common Stock") or 30% or more of the combined voting power of the Company's then outstanding securities; provided, however, that for purposes of this subsection
          (d)(i), the following shall not constitute a Change of Control:

               (A) any acquisition (other than a "Business Combination" (as defined in Section 20(d)(iii) hereof) which constitutes a Change of Control under Section 20(d)(iii) hereof) of Common Stock directly from the Company,

               (B) any acquisition of Common Stock by the Company or its subsidiaries,

               (C) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or

               (D) any acquisition of Common Stock by any corporation pursuant to a Business Combination which does not constitute a Change of Control under Section 20(d)(iii) hereof; or

               (ii) individuals who, as of the effective date of the Amendment,

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          constitute the Board (the "Incumbent Board" cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the effective date of the Amendment whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

               (iii) consummation of a reorganization, merger or consolidation (including a merger or consolidation of the Company or any direct or indirect subsidiary of the Company), or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, immediately following such Business Combination,

               (A) the individuals and entities who were the Beneficial Owners of the Company's outstanding Common Stock and the Company's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect Beneficial Ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Post-Transaction Corporation (as defined in Section 20(e) hereof), and

               (B) except to the extent that such ownership existed prior to the Business Combination, no Person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Company, the Post-Transaction Corporation or any subsidiary of either corporation) Beneficially Owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such corporation, and

               (C) at least a majority of the members of the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

               (iv) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

               (e) As used in Section 20(d) hereof, the following words or terms shall have the meanings indicated:

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               (i) Affiliate: "Affiliate" (and variants thereof) shall mean a
          Person that controls, or is controlled by, or is under common control with, another specified Person, either directly or indirectly.

               (ii) Beneficial Owner: "Beneficial Owner" (and variants thereof), with respect to a security, shall mean a Person who, directly or indirectly (through any contract, understanding, relationship or otherwise), has or shares (i) the power to vote, or direct the voting of, the security, and/or (ii) the power to dispose of, or to direct the disposition of, the security.

               (iii) Person: "Person" shall mean a natural person or company, and shall also mean the group or syndicate created when two or more Persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that "Person" shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

               (iv) Post-Transaction Corporation: Unless a Change of Control includes a Business Combination (as defined in Section 20(d)(iii) hereof), "Post-Transaction Corporation" shall mean the Company after the Change of Control. If a Change of Control includes a Business Combination, "Post-Transaction Corporation" shall mean the corporation resulting from the Business Combination unless, as a result of such Business Combination, an ultimate parent corporation controls the Company or all or substantially all of the Company's assets either directly or indirectly, in which case, "Post-Transaction Corporation" shall mean such ultimate parent corporation.

     21.  AMENDMENT AND DISCONTINUANCE

          The Board of Directors may alter, suspend, or discontinue the Plan.

     22.  GOVERNING LAW

          The Plan shall be applied and construed in accordance with and governed by the law of the State of Delaware, to the extent such law is not superseded by or inconsistent with federal law.

     23.  EFFECTIVE DATE AND DURATION OF PLAN

          The Plan shall become effective only if approved by the holders of a majority of the Company's Shares outstanding and entitled to vote at the annual meeting of stockholders and if so approved shall be effective from the date of such meeting. The term during which options and Restricted Shares may be granted under the Plan shall expire ten years after the date the Plan became effective.

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     24.  WITHHOLDING

          At any time that a participant is required to pay to the Company an amount required to be withheld under the applicable income tax laws in connection with the issuance of shares of Common Stock upon exercise of an option or upon the lapse of restrictions on shares of restricted stock, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold shares of Common Stock having a value up to the amount of the maximum applicable tax under federal (including FICA), state and local law; provided, however, that the Committee shall have the right to disapprove of any portion of a participant's Election that is in excess of the amount required to be withheld under applicable income tax laws. The value of the shares to be withheld shall be based on the fair market value of the Common Stock on the date that the amount of tax to be withheld is required to be determined (the "Tax Date").

          Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election as provided above or may suspend or terminate the right to make Elections. If a participant makes an election under
     Section 83 (b) of the Internal Revenue Code with respect to shares of restricted stock, an Election is not permitted to be made and the participant is required to pay the amount of the withholding tax liability to the Company in cash.


     This Amended and Restated Plan is executed effective July 27, 2000.

                                         TIDEWATER INC.


                                         By:    /s/ Cliffe F. Laborde
                                              -----------------------------
                                                    Cliffe F. Laborde
                                                  Senior Vice President,
                                              Secretary and General Counsel

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